U.S. Bancorp 3Q12 Earnings Conference Call U.S. Bancorp 3Q12 Earnings Conference Call October 17, 2012 Richard K. Davis Chairman, President and CEO Andy Cecere Vice Chairman and CFO Exhibit 99.2

Forward-looking Statements and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Continued
stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by effects of recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by continued
deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2011, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

3Q12 Earnings
Conference Call
3Q12 Highlights
Record net income of $1.5 billion; $0.74 per diluted common share
Record total net revenue of $5.2 billion, up 8.0% vs. 3Q11
• Net interest income growth of 6.1% vs. 3Q11; noninterest income growth of 10.4% vs. 3Q11
Positive operating leverage on both a year-over-year and a linked quarter basis
Average loan growth of 7.3% vs. 3Q11 and average loan growth of 1.3% vs. 2Q12 (1.6%
excluding the impact of a credit card portfolio sale)
Strong average deposit growth of 11.1% vs. 3Q11 and 3.5% vs. 2Q12
Net charge-offs increased 3.5% vs. 2Q12 (decreased 6.9% excluding $54 million of incremental charge-offs due to a regulatory clarification)
Nonperforming assets (excluding covered assets) declined 3.0% vs. 2Q12 (7.8% excluding
$109 million of incremental nonperforming assets due to a regulatory clarification)
Capital generation continues to fortify capital position
• Tier 1 common equity ratio of approximately 8.2% using proposed rules for Basel III standardized approach released June 2012
• Tier 1 common equity ratio of 9.0%; Tier 1 capital ratio of 10.9%
• Repurchased 17 million shares of common stock during 3Q12
• Returned 67% of our earnings in 3Q12 to shareholders

20%
17%
14%
11%
8%
ROCE
3.0%
2.5%
2.0%
1.5%
1.0%
ROA
16.1%
16.8%
16.2%
16.5%
16.5%
1.57%
1.62%
1.60%
1.67%
1.70%
3Q11
4Q11
1Q12
2Q12
3Q12

65%
60%
55%
50%
45%
Efficiency Ratio
4.0%
3.5%
3.0%
2.5%
2.0%
NIM
3.65%
3.60%
3.60%
3.58%
3.59%
51.5%
52.7%
51.9%
51.1%
50.4%
3Q11
4Q11
1Q12
2Q12
3Q12

3Q12 Earnings
Conference Call
Performance Ratios
ROCE and ROA
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net

5,500
5,000
4,500
4,000
3,500
$4,795
$5,104
$263*
$4,929
$5,068
$5,179
3Q11
4Q11
1Q12
2Q12
3Q12

usbancorp

5 3Q12 Earnings Conference Call * Gain on merchant processing agreement settlement Taxable-equivalent basis Revenue Growth Year-Over-Year Growth 4.5% 8.1% 9.1% 8.1% 8.0% $ in millions

240.0
220.0
200.0
180.0
160.0
3Q11
4Q11
1Q12
2Q12
3Q12
Loans
Deposits

usbancorp

3Q12 Earnings
Conference Call
Loan and Deposit Growth
Average Balances
Year-Over-Year Growth
$ in billions
7.7%
$214.1
7.3%
$216.9
5.0%
$202.2
5.9%
$207.0
6.4%
$210.2
10.5%
$231.3
11.1%
$239.3
17.9%
$215.4
17.3%
$223.3
11.7%
$228.3

800
600
400
200
0
3.00%
2.25%
1.50%
0.75%
0.00%
$669
$622
$571
$520
$538
$54**
1.31%
1.19%
1.09%
0.98%
0.99%
0.89%***
3Q11
4Q11
1Q12
2Q12
3Q12

3,200
2,400
1,600
800
0
3.00%
2.25%
1.50%
0.75%
0.00%
$3,036
$2,574
$2,423
$2,256
$2,188
$109**
1.60%
1.32%
1.22%
1.11%
1.06%
3Q11
4Q11
1Q12
2Q12
3Q12

3Q12 Earnings
Conference Call
Credit Quality
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC)  ** Related to a regulatory clarification in the treatment of residential mortgage and other consumer loans to borrowers who have exited bankruptcy but continue to make payments on their loans  *** Excluding $54 million of incremental charge-offs
Net Charge-offs Nonperforming Assets*
$ in millions
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)

3Q12 Earnings
Conference Call
YTD YTD
3Q12 2Q12 3Q11 vs 2Q12 vs 3Q11 3Q12 3Q11 % B/(W)
Net Interest Income 2,783 $     2,713 $     2,624 $     2.6            6.1            8,186 $     7,675 $     6.7
Noninterest Income 2,396        2,355        2,171        1.7            10.4          6,990        6,329        10.4
Total Revenue 5,179        5,068        4,795        2.2            8.0            15,176      14,004      8.4
Noninterest Expense 2,609        2,601        2,476        (0.3)           (5.4)           7,770        7,215        (7.7)
Operating Income 2,570        2,467        2,319        4.2            10.8          7,406        6,789        9.1
Net Charge-offs 538           520           669           (3.5)           19.6          1,629        2,221        26.7
Excess Provision (50)            (50)            (150)          -- -- (190)          (375)          --
Income before Taxes 2,082        1,997        1,800        4.3            15.7          5,967        4,943        20.7
Applicable Income Taxes 650           619           548           (5.0)           (18.6)         1,852        1,483        (24.9)
Noncontrolling Interests 42             37             21             13.5          100.0        112           62             80.6
Net Income 1,474        1,415        1,273        4.2            15.8          4,227        3,522        20.0
Preferred Dividends/Other 70             70             36             -              (94.4)         193           115           (67.8)
NI to Common 1,404 $     1,345 $     1,237 $     4.4            13.5          4,034 $     3,407 $     18.4
Diluted EPS 0.74 $       0.71 $       0.64 $       4.2            15.6          2.12 $       1.77 $       19.8
Average Diluted Shares 1,897        1,898        1,922        0.1            1.3            1,901        1,926        1.3
% B/(W)
Earnings Summary
$ in millions, except per-share data
Taxable-equivalent basis

3Q12 Earnings
Conference Call
3Q12 Results - Key Drivers
vs. 3Q11
Net Revenue growth of 8.0%
• Net interest income growth of 6.1%; net interest margin of 3.59% vs. 3.65%
• Noninterest income growth of 10.4%
Noninterest expense growth of 5.4%
Provision for credit losses lower by $31 million
• Net charge-offs lower by $131 million
• Provision lower than NCOs by $50 million vs. $150 million in 3Q11
vs. 2Q12
Net Revenue growth of 2.2%
• Net interest income growth of 2.6%; net interest margin of 3.59% vs. 3.58%
• Noninterest income growth of 1.7%
Noninterest expense growth of 0.3%
Provision for credit losses higher by $18 million
• Net charge-offs higher by $18 million
• Provision lower than NCOs by $50 million vs. $50 million in 2Q12

3Q12 Earnings
Conference Call
Capital Position
$ in billions
RWA = risk-weighted assets
3Q12 2Q12  1Q12  4Q11  3Q11
Shareholders' equity 38.7 $    37.8 $    35.9 $    34.0 $    33.2 $
Tier 1 capital 30.8 30.0 30.0 29.2 28.1
Total risk-based capital 37.6 36.4 36.4 36.1 35.4
Tier 1 common equity ratio 9.0% 8.8% 8.7% 8.6% 8.5%
Tier 1 capital ratio 10.9% 10.7% 10.9% 10.8% 10.8%
Total risk-based capital ratio 13.3% 13.0% 13.3% 13.3% 13.5%
Leverage ratio 9.2% 9.1% 9.2% 9.1% 9.0%
Tangible common equity ratio 7.2% 6.9% 6.9% 6.6% 6.6%
Tangible common equity as a % of RWA 8.8% 8.5% 8.3% 8.1% 8.1%
Basel III
Tier 1 common equity ratio using Basel III
proposals published prior to June 2012 - - 8.4% 8.2% 8.2%
Tier 1 common equity ratio approximated
using proposed rules for the Basel III
standardized approach released June 2012 8.2% 7.9% - - -

3Q12 Earnings
Conference Call
Mortgage Repurchase
Mortgages Repurchased and Make-whole Payments
Mortgage Representation and Warranties Reserve
$ in millions 3Q12 2Q12 1Q12 4Q11 3Q11
Beginning Reserve $216 $202 $160 $162 $173
Net Realized Losses (32) (31) (25) (31) (31)
Additions to Reserve 36 45 67 29 20
Ending Reserve $220 $216 $202 $160 $162
Mortgages
repurchased
and make-whole
payments $58 $58 $55 $61 $57
Repurchase activity lower than
peers due to:
• Conservative credit and
underwriting culture
• Disciplined origination process -
primarily conforming loans
( 95% sold to GSEs)
Do not participate in private
placement securitization market
Outstanding repurchase and
make-whole requests balance
= $118 million
Repurchase requests expected to
remain relatively stable over next
few quarters

continues continues Momentum Momentum

13 3Q12 Earnings Conference Call Appendix

240
180
120
60
0
1.1%
(2.7%)
22.0%
4.0%
11.9%
(0.5%)
(0.8%)
22.2%
3.5%
15.8%
(0.4%)
4.1%
19.1%
2.3%
17.3%
(0.1%)
5.1%
19.6%
3.0%
19.9%
(0.8%)
3.1%
20.4%
3.0%
18.8%
3Q11
4Q11
1Q12
2Q12
3Q12

3Q12 Earnings
Conference Call
Commercial
CRE
Res Mtg
Credit
Card
Retail
Average Loans
Average Loans Key Points
$ in billions
vs. 3Q11
Average total loans grew by $14.7 billion, or 7.3%
Average total loans, excluding covered loans,
were higher by 9.6%
Average total commercial loans increased $9.8
billion, or 18.8%; average residential mortgage
loans increased $6.9 billion, or 20.4%
vs. 2Q12
Average total loans grew by $2.8 billion, or 1.3%
(1.6% excluding the impact of a credit card
portfolio sale)
Average total loans, excluding covered loans,
were higher by 2.0%
Average total commercial loans increased $2.2
billion, or 3.6%; average residential mortgage
loans increased $1.8 billion, or 4.6%
Year-Over-Year Growth
5.0% 5.9% 6.4% 7.7% 7.3%
Covered Commercial CRE Res Mtg Retail Credit Card
$202.2
$207.0
$210.2
$214.1 $216.9
Covered

280
210
140
70
0
47.5%
11.0%
17.4%
1.0%
48.2%
10.1%
14.2%
0.3%
43.9%
12.3%
0.6%
(8.7%)
32.5%
8.1%
(1.2%)
2.2%
16.2%
7.1%
6.5%
15.0%
3Q11
4Q11
1Q12
2Q12
3Q12

3Q12 Earnings
Conference Call
Time
Money
Market
Checking
& Savings
Noninterest
-bearing
Average Deposits
Average Deposits Key Points
$ in billions
vs. 3Q11
Average total deposits increased by $23.9
billion, or 11.1%
Average low cost deposits (NIB, interest
checking, money market and savings)
increased by $17.3 billion, or 10.1%
vs. 2Q12
Average total deposits increased by $8.0
billion, or 3.5%
Average low cost deposits increased by $4.1
billion, or 2.2%
Year-Over-Year Growth
17.9% 17.3% 11.7% 10.5% 11.1%
Time Money Market Checking and Savings Noninterest-bearing
$215.4
$223.3
$228.3
$231.3
$239.3

3Q12 Earnings
Conference Call
Net Interest Income
Net Interest Income Key Points
$ in millions
Taxable-equivalent basis
vs. 3Q11
Average earning assets grew by $22.7 billion, or
7.9%
Net interest margin lower by 6 bp (3.59% vs.
3.65%) driven by:
• Higher balances in lower yielding investment securities
• Partially offset by lower rates on deposits and long-
term debt and the classification change of credit card
balance transfer fees from noninterest income to
interest income beginning 1Q12
vs. 2Q12
Average earning assets grew by $5.2 billion, or
1.7%
Net interest margin higher by 1 bp (3.59% vs.
3.58%) driven by:
• Favorable funding costs, primarily lower rates on
wholesale funds
• Partially offset by a reduction in the yield on the
investment securities portfolio
Year-Over-Year Growth
5.9% 7.0% 7.3% 6.6% 6.1%
$2,624
$2,673
$2,690
$2,713
$2,783
3.65%
3.60% 3.60%
3.58%
3.59%
2.0%
3.0%
4.0%
5.0%
6.0%
1,000
1,500
2,000
2,500
3,000
3Q11 4Q11 1Q12 2Q12 3Q12
Net Interest Income Net Interest Margin

2,800
2,100
1,400
700
0
3Q11
4Q11
1Q12
2Q12
3Q12
(8.6%)
10.0%
(9.0%)
112%
8.8%

3Q12 Earnings
Conference Call
Noninterest Income
Noninterest Income Key Points
$ in millions
Payments = credit and debit card revenue, corporate payment products revenue and merchant processing;
Service charges = deposit service charges, treasury management fees and ATM processing services
vs. 3Q11
Noninterest income grew by $225 million, or 10.4%,
driven by:
• Mortgage banking revenue increase of $274 million
• Trust and investment management fees (10.0% growth)
• Increase in other income (3.8% growth) due to a credit card portfolio sale gain, partially offset by an equity-method
investment charge and lower retail lease residual revenue
• Lower credit and debit card revenue (26.3% decline) due to the impact of legislative changes and a 1Q12 classification
change, partially offset by higher transaction volumes
• Lower ATM processing services revenue (24.3% decline)
due to a 1Q12 classification change
vs. 2Q12
Noninterest income grew by $41 million, or 1.7%,
driven by:
• Mortgage banking revenue increase of $29 million
• Higher deposit service charges (11.5% increase) and
corporate payment products revenue (5.8% increase) due
to seasonally higher sales volume
• Partially offset by lower credit and debit card revenue (9.4%
decline) primarily due to a benefit from the final expiration of debit card customer rewards recognized in 2Q12 and
merchant processing (3.9% decline) due to lower volumes
Year-Over-Year Growth
2.9% 9.4% 11.3% 9.7% 10.4%
All Other Mortgage Service Charges Trust and Inv Mgmt Payments
3Q11 4Q11 1Q12 2Q12 3Q12
Non-operating gains - $         263 $     - $         - $         - $
Total - $         263 $     - $         - $         - $
Notable Noninterest Income Items
$2,171
$2,431
$2,239
$2,355
$2,396
Trust and
Inv Mgmt
Service
Charges
All Other
Mortgage
Payments

2,800
2,100
1,400
700
0
9.0%
(7.5%)
13.3%
8.5%
(2.1%)
3Q11
4Q11
1Q12
2Q12
3Q12

3Q12 Earnings
Conference Call
Noninterest Expense
Noninterest Expense Key Points
$ in millions
vs. 3Q11
Noninterest expense was higher by $133 million,
or 5.4%, driven by:
• Increase in professional services (44.0%) principally due
to mortgage servicing review-related projects
• Increased compensation (8.6%) and employee
benefits (10.8%)
• Lower net occupancy and equipment (7.5%) principally
reflecting the change in classification of ATM surcharge
revenue passed through to others
vs. 2Q12
Noninterest expense was higher by $8 million, or
0.3%, driven by:
• Higher compensation expense (3.1%) and professional
services (5.9%)
• Higher marketing (20.0%) due to the timing of marketing
campaigns
• Partially offset by a decrease in other expense (9.4%)
primarily due to the 2Q12 accrual related to
indemnification obligations associated with Visa and
lower FDIC insurance costs, partially offset by higher
costs related to investments in affordable housing and
other tax-advantaged projects
All Other
Tech and Communications Prof Svcs, Marketing and PPS
Occupancy and Equipment Compensation and Benefits
3Q11 4Q11 1Q12 2Q12 3Q12
Mortgage servicing matters - $         130 $     - $         - $         - $
Total - $         130 $     - $         - $         - $
Notable Noninterest Expense Items
Year-Over-Year Growth
3.8% 8.5% 10.6% 7.3% 5.4%
$2,476
$2,696
$2,560
$2,601
$2,609
Occupancy
and Equipment
Prof Services,
Marketing
and PPS
Tech and Comm
Compensation
and Benefits
All Other

60,000
45,000
30,000
15,000
0
6.0%
4.5%
3.0%
1.5%
0.0%
$46,484
$49,437
$51,309
$54,362
$56,655
0.77%
0.41%
0.61%
0.41%
0.41%
3Q11
4Q11
1Q12
2Q12
3Q12
Average Loans
Net Charge-offs Ratio

Revolving Line Utilization Trend
40%
35%
30%
25%
20%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

✓

✓

✓

✓

3Q12 Earnings
Conference Call
Credit Quality
- Commercial Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Nonperforming loans continue to improve year-over-year and on a linked quarter basis
Net charge-offs and delinquencies were relatively stable and remain at levels below last year
Strong new lending activity of both loans and commitments resulted in 4% linked quarter loan growth and 22%
growth year-over-year
Utilization rates remain historically low
3Q11 2Q12 3Q12
Average Loans $46,484 $54,362 $56,655
30-89 Delinquencies 0.34% 0.26% 0.29%
90+ Delinquencies 0.09% 0.07% 0.07%
Nonperforming Loans 0.71% 0.31% 0.23%
$ in millions

3Q12 Earnings
Conference Call
Credit Quality
- Commercial Leases
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Net charge-offs improved linked quarter and year-over-year
Nonperforming loans declined on a linked quarter and year-over-year basis
3Q11 2Q12 3Q12
Average Loans $5,860 $5,658 $5,537
30-89 Delinquencies 0.93% 0.83% 0.93%
90+ Delinquencies 0.02% 0.00% 0.02%
Nonperforming Loans 0.68% 0.40% 0.35%
$ in millions
$5,860
$5,834 $5,822
$5,658
$5,537
0.61%
1.43%
0.55%
1.07%
0.50%
0.0%
1.5%
3.0%
4.5%
6.0%
0
2,000
4,000
6,000
8,000
3Q11 4Q11 1Q12 2Q12 3Q12
Average Loans Net Charge
-
offs Ratio
Small Ticket
$3,260
Equipment
Finance
$2,277
Commercial Leases

40,000
30,000
20,000
10,000
0
8.0%
6.0%
4.0%
2.0%
0.0%
$35,569
$35,802
$35,985
$36,549
$36,630
3.43%
2.91%
2.38%
1.39%
0.93%
0.79%
0.62%
0.58%
0.27%
0.26%
0.93%
0.50%
0.47%
0.41%
0.33%
3Q11
4Q11
1Q12
2Q12
3Q12
Average Loans
Net Charge-offs Ratio
NCO Ratio - Comm Mtg
NCO Ratio - Construction

3Q12 Earnings
Conference Call
Credit Quality
- Commercial Real Estate
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average loans increased $1.1B, or 3.0%, on a year-over-year basis
Net charge-off ratio of 0.27%, down from 0.58% on a linked quarter basis and from the 2Q10 peak of 2.67%
The linked quarter decline was driven by a 57% reduction in net charge-offs in the mortgage portfolio
Delinquencies continue to decline on a linked quarter and year-over-year basis
3Q11 2Q12 3Q12
Average Loans $35,569 $36,549 $36,630
30-89 Delinquencies 0.44% 0.24% 0.18%
90+ Delinquencies 0.08% 0.03% 0.03%
Nonperforming Loans 3.43% 1.89% 1.71%
Performing TDRs* 459 596 583
$ in millions
* TDR = troubled debt restructuring, new accounting guidance adopted 3Q11 (FASB Accounting Standards Update No. 2011-02)
Investor
$19,400
Owner
Occupied
$11,286
Multi-family
$1,812
Retail
$599
Residential
Construction
$976
Condo
Construction
$168
A&D
Construction
$751
Office
$742
Other
$896
CRE Mortgage CRE Construction

3Q12 Earnings
Conference Call
Credit Quality
- Residential Mortgage
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong growth in high quality originations (weighted average FICO 763, weighted average LTV 67%) as average loans increased 4.6% over 2Q12, driven by demand for refinancing
Increase in net charge-offs ($22 million), nonperforming loans ($85 million) and performing TDRs ($129 million)
primarily due to a regulatory clarification in the treatment of loans to borrowers who have exited bankruptcy but continue to make payments on their loans
3Q11 2Q12 3Q12
Average Loans $34,026 $39,166 $40,969
30-89 Delinquencies 1.09% 0.86% 0.93%
90+ Delinquencies 1.03% 0.80% 0.72%
Nonperforming Loans 1.85% 1.65% 1.81%
$ in millions
** Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,631 million 3Q12)
$34,026
$36,256
$37,831
$39,166
$40,969
1.42%
1.30%
1.19%
1.12%
1.17%
%*
0.0%
1.5%
3.0%
4.5%
6.0%
0
12,000
24,000
36,000
48,000
3Q11 4Q11 1Q12 2Q12 3Q12
Average Loans Adjusted NCO Ratio
0.96
$1,938
$2,002 $2,017 $2,011
$2,076
0
1,000
2,000
3,000
4,000
3Q11 4Q11 1Q12 2Q12 3Q12
Residential Mortgage Performing TDRs**
Net Charge-offs Ratio
* Excluding $22 million related to a regulatory clarification in the treatment of loans to borrowers who have exited bankruptcy but continue to make payments on their loans

3Q12 Earnings
Conference Call
3Q11 2Q12 3Q12
Average Loans $16,057 $16,696 $16,551
30-89 Delinquencies 1.38% 1.20% 1.41%
90+ Delinquencies 1.28% 1.17% 1.18%
Nonperforming Loans 1.53% 1.12% 0.99%
Credit Quality - Credit Card
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Net charge-offs continue to remain low
Average loans are down slightly, however during 3Q12, the Company sold a branded consumer and business credit card portfolio
Early stage delinquencies increased primarily due to seasonal patterns
$ in millions
* Excluding portfolio purchases where the acquired loans were recorded at fair value at the purchase date
Average Loans Net Charge-offs Ratio
Net Charge-offs Ratio Excluding Acquired Portfolios*
$16,057
$16,271
$16,778
$16,696
$16,551
4.40%
4.71%
4.05%
4.10%
4.01%
4.54%
4.88%
4.21% 4.25%
4.17%
0.0%
3.0%
6.0%
9.0%
12.0%
0
5,000
10,000
15,000
20,000
3Q11 4Q11 1Q12 2Q12 3Q12
Core
Portfolio
$15,936
Portfolios
Acquired at
Fair Value
$615
Credit Card

24,000
18,000
12,000
6,000
0
6.0%
4.5%
3.0%
1.5%
0.0%
$18,510
$18,281
$17,933
$17,598
$17,329
1.59%
1.67%
1.66%
1.44%
2.04%
1.44%*
3Q11
4Q11
1Q12
2Q12
3Q12
Average Loans
Net Charge-offs Ratio
Adjusted NCO Ratio

Home Equity

✓

✓

3Q12 Earnings
Conference Call
Credit Quality - Home Equity
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
High-quality originations (weighted average FICO 771, weighted average CLTV 70%) originated primarily through the retail branch network to existing bank customers on their primary residence
Increase in net charge-offs ($26 million) and nonperforming loans ($13 million) primarily due to a regulatory clarification in the treatment of loans to borrowers who have exited bankruptcy but continue to make payments on their loans
3Q11 2Q12 3Q12
Average Loans $18,510 $17,598 $17,329
30-89 Delinquencies 0.83% 0.71% 0.81%
90+ Delinquencies 0.67% 0.30% 0.32%
Nonperforming Loans 0.19% 0.91% 1.05%
Consumer Finance: 13%
Wtd Avg LTV**: 82%
NCO: 5.48%
$ in millions
Traditional: 87%
Wtd Avg LTV**: 71%
NCO: 1.53%
** LTV at origination
* Excluding $26 million related to a regulatory clarification in the treatment of loans to borrowers who have exited bankruptcy but continue to make payments on their loans

6,000
4,000
2,000
0
3.0%
2.0%
1.0%
0.0%
-1.0%
$5,097
$5,150
$5,095
$5,151
$5,256
-0.08%
0.00%
0.08%
0.00%
0.00%
3Q11
4Q11
1Q12
2Q12
3Q12
Average Loans
Net Charge-offs Ratio

Manheim Used Vehicle Index*
130
120
110
100
90
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

✓

✓

✓

3Q12 Earnings
Conference Call
Credit Quality - Retail Leasing
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
High-quality originations (weighted average FICO 772)
Retail leasing delinquencies have stabilized at very low levels
Strong used auto values continued to contribute to historically low net charge-offs
3Q11 2Q12 3Q12
Average Loans $5,097 $5,151 $5,256
30-89 Delinquencies 0.19% 0.13% 0.17%
90+ Delinquencies 0.02% 0.00% 0.02%
Nonperforming Loans 0.00% 0.00% 0.02%
$ in millions
* Manheim Used Vehicle Value Index  source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending value

3Q12 Earnings
Conference Call
Credit Quality - Other Retail
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average balances grew modestly during the quarter as auto loan demand remained strong
Increase in net charge-offs ($5 million) and nonperforming loans ($10 million) primarily due to a regulatory clarification in the treatment of loans to borrowers who have exited bankruptcy but continue to make payments on their loans
3Q11 2Q12 3Q12
Average Loans $24,773 $25,151 $25,406
30-89 Delinquencies 0.67% 0.51% 0.59%
90+ Delinquencies 0.20% 0.16% 0.16%
Nonperforming Loans 0.12% 0.09% 0.12%
Installment
$5,480
Auto Loans
$12,211
Revolving
Credit
$3,322
Student
Lending
$4,393
$ in millions
* Excluding $5 million related to a regulatory clarification in the treatment of loans to borrowers who have exited bankruptcy but continue to make payments on their loans
$24,773
$24,901 $24,902
$25,151
$25,406
1.11%
1.19%
0.92%
0.86%
1.06%
0.98
0.0%
1.5%
3.0%
4.5%
6.0%
0
7,000
14,000
21,000
28,000
3Q11 4Q11 1Q12 2Q12 3Q12
Average Loans
Net Charge-offs Ratio
Adjusted NCO Ratio
Other Retail

3Q12 Earnings
Conference Call
Non-GAAP Financial Measures
$ in millions 3Q12  2Q12  1Q12  4Q11  3Q11
Total equity 39,825 $     38,874 $     36,914 $      34,971 $      34,210 $
Preferred stock (4,769) (4,769) (3,694) (2,606) (2,606)
Noncontrolling interests (1,164) (1,082) (1,014) (993) (980)
Goodwill (net of deferred tax liability) (8,194) (8,205) (8,233) (8,239) (8,265)
Intangible assets (exclude mortgage servicing rights) (980) (1,118) (1,182) (1,217) (1,209)
Tangible common equity (a) 24,718 23,700 22,791 21,916 21,150
Tier 1 Capital, determined in accordance with prescribed regulatory requirements using Basel I definition 30,766 30,044 29,976 29,173 28,081
Trust preferred securities - - (1,800) (2,675) (2,675)
Preferred stock (4,769) (4,769) (3,694) (2,606) (2,606)
Noncontrolling interests, less preferred stock not eligible for Tier I capital (685) (685) (686) (687) (695)
Tier 1 common equity using Basel I definition (b) 25,312 24,590 23,796 23,205 22,105
Tier 1 capital, determined in accordance with prescribed regulatory requirements using Basel III proposals published prior to June 2012
27,578
25,636 24,902
Preferred stock (3,694) (2,606) (2,606)
Noncontrolling interests of real estate investment trusts (659) (664) (667)
Tier 1 common equity using Basel III proposals published prior to June 2012 (c) 23,225 22,366 21,629
Tier 1 capital, determined in accordance with prescribed regulatory requirements approximated using proposed rules for the Basel III standardized approach released June 2012 29,644 28,622
Preferred Stock (4,769) (4,769)
Tier 1 common equity approximated using proposed rules for the Basel III standardized approach released June 2012 (d) 24,875 23,853
Total assets 352,253 353,136 340,762 340,122 330,141
Goodwill (net of deferred tax liability) (8,194) (8,205) (8,233) (8,239) (8,265)
Intangible assets (exclude mortgage servicing rights) (980) (1,118) (1,182) (1,217) (1,209)
Tangible assets (e) 343,079 343,813 331,347 330,666 320,667
Risk-weighted assets, determined in accordance with prescribed regulatory requirements using Basel I definition (f) 282,033 279,972 274,847 271,333 261,115
Risk-weighted assets using Basel III proposals published prior to June 2012 (g) 277,856 274,351 264,103
Risk-weighted assets approximated using proposed rules for the Basel III standarized approach released June 2012 (h) 304,200 303,212
Tangible common equity to tangible assets (a)/(e) 7.2% 6.9% 6.9% 6.6% 6.6%
Tangible common equity to risk-weighted assets using Basel I definition (a)/(f) 8.8% 8.5% 8.3% 8.1% 8.1%
Tier 1 common equity to risk-weighted assets using Basel I definition (b)/(f) 9.0% 8.8% 8.7% 8.6% 8.5%
Tier 1 common equity to risk-weighted assets using Basel III proposals published prior to June 2012 (c)/(g) - - 8.4% 8.2% 8.2%
Tier 1 common equity to risk-weighted assets approximated using proposed rules for the Basel III standardized approach released June 2012 (d)/(h) 8.2% 7.9% - - -
3Q12 risk-weighted assets are preliminary data, subject to change prior to filings with applicable regulatory agencies
Ratios

U.S. Bancorp 3Q12 Earnings Conference Call U.S. Bancorp 3Q12 Earnings Conference Call October 17, 2012